Case 26-90447 Document 634 Filed in TXSB on 07/13/26 Page 1 of 12

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS

In Re. QVC Group, Inc. §
§
§ Debtor(s)
§

Case No. 26-90447

Lead Case No. 26-90447

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 05/31/2026

Petition Date: 04/16/2026

Months Pending: 2

Industry Classification: 4 5 5 2

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☐ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Jason S. Brookner
Signature of Responsible Party

07/13/2026
Date

Jason S. Brookner
Printed Name of Responsible Party

Gray Reed & McGraw LLP 1845 Woodall Rodgers Fwy, Ste. 1300, Dallas, TX 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

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Debtor's Name QVC Group, Inc. Case No. 26-90447

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$171,063,085	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$171,063,085	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$364,279
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$173,177,583
e.	Total assets	$299,252,652
f.	Postpetition payables (excluding taxes)	$158,189
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$158,189
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$2,165,246
m.	Prepetition unsecured debt	$1,415,744,620
n.	Total liabilities (debt) (j+k+l+m)	$1,418,068,055
o.	Ending equity/net worth (e-n)	$-1,118,815,403

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$2,633,069	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$-523,299	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$15,181,300	
k.	Profit (loss)	$-17,291,070	$-53,592,188

UST Form 11-MOR (12/01/2021) 2

UST Form 11-MOR (12/01/2021) 3 Debtor's Name QVC Group, Inc. Case No. 26-90447 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 26-90447 Document 634 Filed in TXSB on 07/13/26 Page 3 of 12

UST Form 11-MOR (12/01/2021) 4 Debtor's Name QVC Group, Inc. Case No. 26-90447 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii Case 26-90447 Document 634 Filed in TXSB on 07/13/26 Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name QVC Group, Inc. Case No. 26-90447 lxxix lxxx lxxxi lxxxii lxxxiii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 26-90447 Document 634 Filed in TXSB on 07/13/26 Page 5 of 12

Case 26-90447 Document 634 Filed in TXSB on 07/13/26 Page 6 of 12

Debtor's Name QVC Group, Inc. Case No. 26-90447

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name QVC Group, Inc. Case No. 26-90447

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name QVC Group, Inc. Case No. 26-90447

	xcix						
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$2,165,246	$4,330,492
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ◯ No ⦿

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ◯ No ⦿

c. Were any payments made to or on behalf of insiders? — Yes ◯ No ⦿

d. Are you current on postpetition tax return filings? — Yes ⦿ No ◯

e. Are you current on postpetition estimated tax payments? — Yes ⦿ No ◯

f. Were all trust fund taxes remitted on a current basis? — Yes ⦿ No ◯

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ◯ No ⦿

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ◯ No ◯ N/A ⦿

i. Do you have:
- Worker's compensation insurance? — Yes ⦿ No ◯
  - If yes, are your premiums current? — Yes ⦿ No ◯ N/A ◯ (if no, see Instructions)
- Casualty/property insurance? — Yes ⦿ No ◯
  - If yes, are your premiums current? — Yes ⦿ No ◯ N/A ◯ (if no, see Instructions)
- General liability insurance? — Yes ⦿ No ◯
  - If yes, are your premiums current? — Yes ⦿ No ◯ N/A ◯ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ⦿ No ◯

k. Has a disclosure statement been filed with the court? — Yes ⦿ No ◯

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ⦿ No ◯

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name QVC Group, Inc. Case No. 26-90447

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Bill Wafford	Bill Wafford
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer and Chief Administrative Officer	07/13/2026
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name QVC Group, Inc.

Case No. 26-90447

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UST Form 11-MOR (12/01/2021)

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UST Form 11-MOR (12/01/2021) 11 Debtor's Name QVC Group, Inc. Case No. 26-90447 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 26-90447 Document 634 Filed in TXSB on 07/13/26 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name QVC Group, Inc. Case No. 26-90447 PageFour PageThree Case 26-90447 Document 634 Filed in TXSB on 07/13/26 Page 12 of 12

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION ) In re: ) Chapter 11 ) QVC GROUP, INC., et al..,1 ) Case No. 26-90447 (ARP) ) Debtors. ) (Jointly Administered) ) GLOBAL NOTES AND STATEMENTS OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT FOR THE PERIOD OF MAY 1, 2026 THROUGH MAY 31, 20262 On April 16, 2026 (the “Petition Date”), the above-captioned debtors and debtors in possession (each, a “Debtor,” and collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas (the “Court”) commencing cases for relief under chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On April 17, 2026, the Bankruptcy Court entered an order authorizing the joint administration of these Chapter 11 Cases pursuant to Bankruptcy Rule 1015(b) under the lead case In re QVC Group Inc., No. 26-90447 (ARP) [Docket No. 17]. On May 6, 2026, the United States Trustee for the Southern District of Texas (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code [Docket No. 198]. The factual background regarding the Debtors, including their business operations, their capital and debt structures, and the events leading to the filing of these Chapter 11 Cases, is set forth in detail in the First Day Declaration. Additional information about the Chapter 11 Cases, court filings, and claims information is available at the website maintained by the Debtors’ claims and noticing agent: https://restructuring.ra.kroll.com/QVC. The Debtors have prepared and filed the attached monthly operating report and the exhibits thereto (the “MOR”) for the period including May 1, 2026 through May 31, 2026 (the “Reporting Period”) with the assistance of their advisors solely for the purpose of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases and the instructions provided by the Office of the U.S. Trustee. The financial information contained herein is limited in scope, covers 1 A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://restructuring.ra.kroll.com/QVC. The location of Debtor QVC Group, Inc.’s corporate headquarters and the Debtors’ service address in these chapter 11 cases is 1200 Wilson Drive, West Chester, Pennsylvania 19380. 2 A detailed description of the Debtors and their business, including the facts and circumstances giving rise to the Debtors’ Chapter 11 Cases, is set forth in the Declaration of Bill Wafford in Support of the Debtors’ Chapter 11 Petitions and First Day Motions [Docket No. 4] (the “First Day Declaration”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the First Day Declaration. Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 1 of 33

2 a limited time period, and is presented on a preliminary and unaudited basis. As such, the MOR has not been subject to procedures that would typically be applied to financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. Upon the application of such procedures, the financial information could be subject to changes, which could be material. Solely to comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. The MOR generally reflects the operations and financial position of the Debtors on a non-consolidated basis, in a form not maintained by the Debtors in the ordinary course of their business and is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Accordingly, the amounts listed in the MOR will likely differ, at times materially, from the historical consolidated financial reports. Because the Debtors’ accounting systems, policies, and practices were developed to produce consolidated financial statements, rather than financial statements by legal entity, it is possible that not all assets, liabilities, income, or expenses have been recorded on the correct legal entity. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the Reporting Period and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the Reporting Period. Except as may be otherwise noted, no adjustments have been made for activity occurring after the close of the Reporting Period. The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. The MOR presents the Debtors’ best estimates for the Reporting Period, but there can be no assurance that such information is complete, and the MOR may be subject to material revision. These notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR, of which they comprise an integral and material part. RESERVATION OF RIGHTS The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial statements presented in accordance with U.S. GAAP. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of such preparation. Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of the MOR, inadvertent errors or omissions may exist. Accordingly, the Debtors hereby reserve all rights to dispute the validity, status, enforceability, or executory nature of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR in all respects, if necessary or appropriate, but undertake no obligation to do so. Nothing contained in this MOR shall constitute a waiver or any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases or otherwise. Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 2 of 33

3 Specifically, nothing contained in this MOR shall constitute a waiver or admission by the Debtors in any respect nor shall this MOR or any information set forth herein waive or release any of the Debtors’ rights or admission with respect to the Chapter 11 Cases or their estates, including with respect to, among other things, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the Bankruptcy Code, and/or causes of action under the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The Debtors are reviewing their assets and liabilities on an ongoing basis, including, without limitation, with respect to intercompany claims and obligations, and nothing contained in this MOR shall constitute a waiver of any of the Debtors’ or their affiliates’ rights with respect to such assets, liabilities, claims, and obligations that may exist. For the reasons discussed above, there can be no assurance that the consolidated financial information presented herein is complete, and readers are cautioned not to rely on the MOR for any reason. The financial statements of the Debtors’ non-Debtor affiliates have not been included in the MOR. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars. SUPPORTING DOCUMENTATION AND CERTAIN ADJUSTMENTS, LIMITATIONS, METHODOLOGY, AND DISCLAIMERS While the Debtors do not restate the above notes and reservations or rights in their entirety here, such notes and reservations apply to the entire MOR and each individual response or other item included in the MOR. In addition to such notes and reservations, the Debtors offer the following explanatory notes. Debtors’ Full-Time Employees. The Debtors have reported the number of full-time employees for each applicable Debtor using information from payroll payments made in May 2026. Statement of Cash Receipts and Disbursements. Reported cash receipts and disbursements exclude intercompany and Debtor-to-Debtor transactions, as provided in the instructions to the MOR. Balance Sheet & Statement of Operations. As noted above, the Debtors have historically prepared financial statements on a consolidated basis, and it is on this basis that the Debtors continue to prepare and report financials in the ordinary course of their business. This MOR is prepared on an entity-by-entity basis. To prepare a balance sheet and income statement for each Debtor solely for the purpose of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases and the instructions provided by the Office of the U.S. Trustee, the Debtors made certain adjustments to their consolidating balance sheets, including but not limited to netting or reconciling certain intercompany balances, adjusting cash balances to remove negative balances, and associating certain assets and liabilities with the reasonably appropriate Debtor entity even in certain cases where such assets and liabilities were associated with another entity in the Debtors’ consolidating trial balances. Accounts Receivable and Accounts Payable. Cash is received and disbursed by the Debtors in a manner consistent with the Debtors’ historical cash management practices, as described in the Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue Using the Cash Management System, (B) Maintain Existing Bank Accounts, Business Forms, and Books and Records, and (C) Continue Intercompany Transactions, (II) Granting Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 3 of 33

4 Administrative Expense Status to Postpetition Intercompany Transactions, and (III) Granting Related Relief [Docket No. 5] (the “Cash Management Motion”), filed on April 17, 2026. Part 1. Cash Receipts and Disbursements. • As more fully described in the Cash Management Motion, the Debtors maintain and operate a centralized cash management system. In the ordinary course of their business, the Debtors that maintain the Debtors’ cash management bank accounts may make payments on behalf of other Debtors and non-Debtor affiliates, creating intercompany balances in the Debtors’ accounting system.3 Such intercompany transactions have been excluded in accordance with the MOR guidelines. • In the ordinary course of business, the Debtors and their Non-Debtor Affiliates engage in routine business transactions with one another (collectively, the “Intercompany Transactions”), which result in intercompany receivables and payables (the “Intercompany Claims”). The Intercompany Transactions (including with Non-Debtor Affiliates) are an essential component of the Company’s operations and encompass intercompany activities such as the intercompany sale of tangible goods, intercompany provision of administrative and management services, transactions pursuant to certain documented intercompany agreements such as certain tax sharing agreements, payments on account of licenses of certain intellectual property, and other similar cross-enterprise financial arrangements. • As part of a large, complex multi-national organization, the Debtors have memorialized certain ordinary course Intercompany Transactions via various intercompany notes between Debtors or between Debtors and Non-Debtor Affiliates (individually and collectively, the “Intercompany Notes”). These Intercompany Notes contain arms-length terms and conditions with periodic, documented cash interest servicing, typically annually, as set forth in the agreements. • Cash Receipts and Disbursements are presented based on the disbursing or receiving entity into which the cash was received or from which the cash was disbursed. Part 2. Asset and Liability Status. • Postpetition payables (excluding taxes). Postpetition payables figures have been estimated using commercially reasonable efforts by examining outstanding payables that were received in the Reporting Period and estimating other accrued expenses. As a result of the adjustments necessary to prepare information on an entity-by-entity basis, certain estimates and prorations were used to determine the amounts of postpetition payables to include for each Debtor entity. For the avoidance of doubt, all amounts and classifications are subject to material adjustments. Listing a claim as secured, priority, or unsecured does not constitute an admission by the Debtors of the legal rights of the claimant. • Postpetition taxes payable. Postpetition taxes payable amounts include estimated sales tax based on sales during the Reporting Period. 3 Such intercompany transactions are described in more detail in the Cash Management Motion. Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 4 of 33

5 • Prepetition priority debt. The Debtors have not historically and do not now maintain records of any claims entitled to priority under the Bankruptcy Code. • Prepetition unsecured debt and total liabilities (debt). The Debtors have made commercially reasonable efforts to determine prepetition and postpetition liabilities by Debtor entity for purposes of the MOR. Because, as noted above, the Debtors have historically prepared financial statements on a consolidated basis, and it is on this basis that the Debtors continue to prepare and report financials in the ordinary course of their business, certain estimates and prorations, including a preliminary determination of liabilities subject to compromise, were used to determine the amounts of prepetition payables to include for each Debtor entity. As applicable, prepetition unsecured debt set forth in line m of Part 2 of the MOR is comprised of all prepetition liabilities less the prepetition secured debt set forth in line k of Part 2 of the MOR. Part 5. Professionals. • No professional fee payments were authorized or made by the Debtors during the Reporting period. Part 6. Postpetition Taxes. • For certain of the Debtors, as applicable, postpetition employer payroll taxes accrued (though are not yet due). The accrued payroll tax set forth on line c of Part 6 of the MOR reflects accrued employer payroll taxes in respect of the Debtors’ May 2026 payroll process. For the avoidance of doubt, the Debtors are current on all payroll taxes, and any amount shown on line c of Part 6 of the MOR, as applicable, represents payroll taxes that have accrued but are not yet due. Part 7. Questionnaire. • Question a. The Bankruptcy Court entered various orders granting the First Day Motions (the “First Day Orders”) which authorize the Debtors to make certain payments on account of prepetition obligations. The First Day Orders authorize the Debtors to, among other things, pay (a) all prepetition Trade Claims (as defined in the applicable First Day Order) in the ordinary course of business, (b) employee wages, salaries, other compensation, and reimbursable expenses, (c) insurance obligations, (d) certain taxes, fees, and regulatory obligations, and (e) certain prepetition customer programs obligations. Where applicable, details of these payments have been delivered to the required notice parties pursuant to the reporting requirements contemplated by the applicable First Day Orders. Debtors that have made payments on prepetition obligations as authorized by the First Day Orders have answered “Yes” to Question a of Part 7 of the MOR, accordingly. • Question c. Consistent with the Order (I) Authorizing the Debtors to (A) Pay Prepetition Wages, Salaries, Other Compensation, and Reimbursable Expenses and (B) Continue the Compensation and Benefits Programs; and (II) Granting Related Relief [Docket No. 64] (“Wages Order”) approving the Debtors’ Emergency Motion for Entry of an Order (I) Authorizing the Debtors to (A) Pay Prepetition Wages, Salaries, Other Compensation, and Reimbursable Expenses and (B) Continue the Compensation and Benefits Programs, and (II) Granting Related Relief [Docket No. 8] (the “Wages Motion”), Debtors HSN, Inc., The Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 5 of 33

6 Cornerstone Brands Group, Inc., and QVC, Inc. have made payments related to ordinary course wages, benefits, and authorized travel and expense reimbursements to insider employees. Question g. In connection with the Debtors’ commencement of these chapter 11 cases, the Debtors filed the Debtors’ Emergency Motion (I) Authorizing the QVC Debtors to (A) Enter into the DIP LC Facility (B) Fund the LC Cash Collateral Account, and (C) Grant Liens and Provide Administrative Expense Claims, (II) Modifying the Automatic Stay, (III) Scheduling a Final Hearing, and (IV) Granting Related Relief [Docket No. 53] (the “DIP LC Facility Motion”), which requested approval of a $300 million letter of credit facility (as further described in the DIP LC Facility Motion) (the “DIP LC Facility”). The Bankruptcy Court approved the DIP LC Facility Motion on an interim basis in the Interim Order (I) Authorizing the QVC Debtors (A) to Enter into the DIP LC Facility (B) Fund the LC Cash Collateral Account, and (C) Grant Liens and Provide Administrative Expense Claims, (II) Modifying the Automatic Stay, (III) Scheduling a Final Hearing, and (IV) Granting Related Relief [Docket No. 79] (the “Interim DIP Order”) and on a final basis in the Final Order (I) Authorizing the QVC Debtors (A) to Enter into the DIP LC Facility (B) Fund the LC Cash Collateral Account, and (C) Grant Liens and Provide Administrative Expense Claims, (II) Modifying the Automatic Stay, and (III) Granting Related Relief (“Final DIP Order”) [Docket No. 273]. QVC, Inc. has responded “Yes” to question g of Part 7 of the MOR for QVC, Inc., reflecting that QVC, Inc. is the borrower under the DIP LC Facility. A list of the Debtor guarantors under the DIP LC Facility is included in the DIP LC Facility Motion. Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 6 of 33

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 7 of 33

MOR-1

QVC Group, Inc., et al.
Receipts and Disbursements - USD 000's
May 3 through May 31, 2026 [1]

CASE NUMBER:	26-90447	26-90446	26-90448	26-90449	26-90450	26-90451	26-90452	26-90453	26-90454
DEBTOR ENTITY:	QVC Group, Inc.	QVC San Antonio, LLC	Affiliate Distribution & Mktg., Inc.	Affiliate Investment, Inc.	Affiliate Relations Holdings, Inc.	AMI 2, Inc.	Ballard Designs, Inc.	Cinmar, LLC	Contract Décor, Inc.
Customer receipts	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other receipts	-	-	-	-	-	-	-	-	-
Total Receipts	-	-	-	-	-	-	-	-	-
Operating Disbursements									
Merchandise	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Freight	-	-	-	-	-	-	-	-	-
Payroll, Benefits, and Bonus	-	-	-	-	-	-	-	-	-
Rent	-	-	-	-	-	-	-	-	-
Marketing	-	-	-	-	-	-	-	-	-
Software	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-
Tax	-	-	-	-	-	-	-	-	-
Total Operating Disbursements	-	-	-	-	-	-	-	-	-
Other Disbursements									
Professional fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Severance	-	-	-	-	-	-	-	-	-
CAPEX	-	-	-	-	-	-	-	-	-
Other Disbursements	-	-	-	-	-	-	-	-	-
Total Disbursements	-	-	-	-	-	-	-	-	-
NET CASH FLOW	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Beginning cash	$ 171,063.1	$ -	$ 12,592.0	$ 66,221.7	$ 130,180.0	$ 256.5	$ 25.9	$ -	$ -
Net cash flow	-	-	-	-	-	-	-	-	-
MOR Part 1.d. Cash Balance	$ 171,063.1	$ -	$ 12,592.0	$ 66,221.7	$ 130,180.0	$ 256.5	$ 25.9	$ -	$ -

Note 1: Actual receipts and disbursements for May 1 and May 2 were reported in the Debtors' April 2026 Monthly Operating Reports.

Page 1 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 8 of 33

MOR-1

QVC Group, Inc., et al.
Receipts and Disbursements - USD 000's
May 3 through May 31, 2026 [1]

CASE NUMBER:	26-90455	26-90456	26-90457	26-90458	26-90459	26-90460	26-90461	26-90462	26-90463
DEBTOR ENTITY:	Cornerstone Brands, Inc.	Cornerstone Shared Services, LLC	Diamonique Canada Holdings, Inc.	DMS DE, Inc.	ER Development International, Inc.	ER Marks, Inc.	FrontGate Marketing, Inc.	Garnet Hill, Inc.	GC Marks, Inc.
Customer receipts	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other receipts	-	-	-	-	-	-	-	-	-
Total Receipts	-	-	-	-	-	-	-	-	-
Operating Disbursements									
Merchandise	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Freight	-	-	-	-	-	-	-	-	-
Payroll, Benefits, and Bonus	-	-	-	-	-	-	-	-	-
Rent	-	-	-	-	-	-	-	-	-
Marketing	-	-	-	-	-	-	-	-	-
Software	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-
Tax	-	-	-	-	-	-	-	-	-
Total Operating Disbursements	-	-	-	-	-	-	-	-	-
Other Disbursements									
Professional fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Severance	-	-	-	-	-	-	-	-	-
CAPEX	-	-	-	-	-	-	-	-	-
Other Disbursements	-	-	-	-	-	-	-	-	-
Total Disbursements	-	-	-	-	-	-	-	-	-
NET CASH FLOW	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Beginning cash	$ -	$ -	$ -	$ -	$ -	$ 280,504.6	$ -	$ 2.3	$ 216.3
Net cash flow	-	-	-	-	-	-	-	-	-
MOR Part 1.d. Cash Balance	$ -	$ -	$ -	$ -	$ -	$ 280,504.6	$ -	$ 2.3	$ 216.3

Note 1: Actual receipts and disbursements for May 1 and May 2 were reported in the Debtors' April 2026 Monthly Operating Reports.

Page 2 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 9 of 33

MOR-1

QVC Group, Inc., et al.
Receipts and Disbursements - USD 000's
May 3 through May 31, 2026 [1]

CASE NUMBER:	**26-90464**	**26-90465**	**26-90466**	**26-90467**	**26-90468**	**26-90469**	**26-90470**	**26-90471**	**26-90472**
DEBTOR ENTITY:	**Home Shopping Network En Español, L.L.C.**	**Home Shopping Network En Español, L.P.**	**HSN Catalog Services, Inc.**	**HSN Holding LLC**	**HSN Improvements, LLC**	**HSN, Inc.**	**HSNi, LLC**	**IC Marks, Inc.**	**Ingenious Designs LLC**
Customer receipts	$ -	$ -	$ -	$ -	$ -	$ 87,749.4	$ -	$ -	$ -
Other receipts	-	-	-	-	-	6,163.3	-	-	-
Total Receipts	-	-	-	-	-	93,912.7	-	-	-
Operating Disbursements									
Merchandise	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Freight	-	-	-	-	-	(8,284.6)	-	-	-
Payroll, Benefits, and Bonus	-	-	-	-	-	(7,576.5)	-	-	-
Rent	-	-	-	-	-	(416.5)	-	-	-
Marketing	-	-	-	-	-	(4,073.2)	-	-	-
Software	-	-	-	-	-	(916.3)	-	-	-
Other	-	-	-	-	-	(12,031.5)	-	-	-
Tax	-	-	-	-	-	(5,650.8)	-	-	-
Total Operating Disbursements	-	-	-	-	-	(38,949.4)	-	-	-
Other Disbursements									
Professional fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Severance	-	-	-	-	-	-	-	-	-
CAPEX	-	-	-	-	-	(732.0)	-	-	-
Other Disbursements	-	-	-	-	-	-	-	-	-
Total Disbursements	-	-	-	-	-	(39,681.4)	-	-	-
NET CASH FLOW	$ -	$ -	$ -	$ -	$ -	$ 54,231.3	$ -	$ -	$ -
Beginning cash	$ -	$ -	$ -	$ -	$ -	$ 76,348.7	$ -	$ 374.2	$ -
Net cash flow	-	-	-	-	-	54,231.3	-	-	-
MOR Part 1.d. Cash Balance	$ -	$ -	$ -	$ -	$ -	$ 130,580.0	$ -	$ 374.2	$ -

Note 1: Actual receipts and disbursements for May 1 and May 2 were reported in the Debtors' April 2026 Monthly Operating Reports.

Page 3 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 10 of 33

MOR-1

QVC Group, Inc., et al.

Receipts and Disbursements - USD 000's

May 3 through May 31, 2026 [1]

CASE NUMBER:	26-90473	26-90474	26-90475	26-90476	26-90477	26-90478	26-90479	26-90480	26-90481
DEBTOR ENTITY:	Innovative Retailing, Inc.	Liberty Acorns, LLC	Liberty Quid, LLC	Liberty QVC Holding, LLC	Liberty Solar Energy LLC	Liberty USA Holdings, LLC	LIC Britco, LLC	LIC Israel Investment, LLC	Live Shop Ventures, LLC
Customer receipts	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other receipts	-	-	-	-	-	-	-	-	-
Total Receipts	-	-	-	-	-	-	-	-	-
Operating Disbursements									
Merchandise	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Freight	-	-	-	-	-	-	-	-	-
Payroll, Benefits, and Bonus	-	-	-	-	-	-	-	-	-
Rent	-	-	-	-	-	-	-	-	-
Marketing	-	-	-	-	-	-	-	-	-
Software	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-
Tax	-	-	-	-	-	-	-	-	-
Total Operating Disbursements	-	-	-	-	-	-	-	-	-
Other Disbursements									
Professional fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Severance	-	-	-	-	-	-	-	-	-
CAPEX	-	-	-	-	-	-	-	-	-
Other Disbursements	-	-	-	-	-	-	-	-	-
Total Disbursements	-	-	-	-	-	-	-	-	-
NET CASH FLOW	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Beginning cash	$ 283.4	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 9.0
Net cash flow	-	-	-	-	-	-	-	-	-
MOR Part 1.d. Cash Balance	$ 283.4	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 9.0

Note 1: Actual receipts and disbursements for May 1 and May 2 were reported in the Debtors' April 2026 Monthly Operating Reports.

Page 4 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 11 of 33

MOR-1

QVC Group, Inc., et al.
Receipts and Disbursements - USD 000's
May 3 through May 31, 2026 [1]

CASE NUMBER:	26-90482	26-90483	26-90484	26-90485	26-90486	26-90487	26-90488	26-90489	26-90490
DEBTOR ENTITY:	NLG Merger Corp.	NSTBC, Inc.	QC Marks, Inc.	QHealth, Inc.	QLocal, Inc.	Qurate Digital Ventures, LLC	Qurate Retail Group, Inc.	Ventana Television, Inc.	QVC Chesapeake, LLC
Customer receipts	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other receipts	-	-	-	-	-	-	-	-	-
Total Receipts	-	-	-	-	-	-	-	-	-
Operating Disbursements									
Merchandise	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Freight	-	-	-	-	-	-	-	-	-
Payroll, Benefits, and Bonus	-	-	-	-	-	-	-	-	-
Rent	-	-	-	-	-	-	-	-	-
Marketing	-	-	-	-	-	-	-	-	-
Software	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-
Tax	-	-	-	-	-	-	-	-	-
Total Operating Disbursements	-	-	-	-	-	-	-	-	-
Other Disbursements									
Professional fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Severance	-	-	-	-	-	-	-	-	-
CAPEX	-	-	-	-	-	-	-	-	-
Other Disbursements	-	-	-	-	-	-	-	-	-
Total Disbursements	-	-	-	-	-	-	-	-	-
NET CASH FLOW	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Beginning cash	$ -	$ 6,758.7	$ 16,357.2	$ 2,766.0	$ -	$ 9.4	$ -	$ -	$ -
Net cash flow	-	-	-	-	-	-	-	-	-
MOR Part 1.d. Cash Balance	$ -	$ 6,758.7	$ 16,357.2	$ 2,766.0	$ -	$ 9.4	$ -	$ -	$ -

Note 1: Actual receipts and disbursements for May 1 and May 2 were reported in the Debtors' April 2026 Monthly Operating Reports.

Page 5 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 12 of 33

MOR-1

QVC Group, Inc., et al.
Receipts and Disbursements - USD 000's
May 3 through May 31, 2026 [1]

CASE NUMBER:	26-90491	26-90492	26-90493	26-90494	26-90495	26-90496	26-90497	26-90498	26-90499
DEBTOR ENTITY:	Ventana Television Holdings, Inc.	QVC China, Inc	The Cornerstone Holdings Group, Inc.	The Cornerstone Brands Group, Inc.	Liberty Interactive LLC	Streaming Commerce Ventures, LLC	QRI Cornerstone, Inc.	QVC Delaware Holdings, Inc.	Shopping Holdings, LLC
Customer receipts	$ -	$ -	$ -	$ 77,587.1	$ -	$ -	$ -	$ -	$ -
Other receipts	-	-	-	789.9	-	-	-	-	-
Total Receipts	-	-	-	78,377.0	-	-	-	-	-
Operating Disbursements									
Merchandise	$ -	$ -	$ -	$ (19,550.3)	$ -	$ -	$ -	$ -	$ -
Freight	-	-	-	(7,230.4)	-	-	-	-	-
Payroll, Benefits, and Bonus	-	-	-	(10,358.2)	-	-	-	-	-
Rent	-	-	-	(3,532.7)	-	-	-	-	-
Marketing	-	-	-	-	-	-	-	-	-
Software	-	-	-	-	-	-	-	-	-
Other	-	-	-	(13,850.5)	-	-	-	-	-
Tax	-	-	-	(5,149.0)	-	-	-	-	-
Total Operating Disbursements	-	-	-	(59,671.2)	-	-	-	-	-
Other Disbursements									
Professional fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Severance	-	-	-	-	-	-	-	-	-
CAPEX	-	-	-	(2,039.8)	-	-	-	-	-
Other Disbursements	-	-	-	-	-	-	-	-	-
Total Disbursements	-	-	-	(61,711.1)	-	-	-	-	-
NET CASH FLOW	$ -	$ -	$ -	$ 16,665.9	$ -	$ -	$ -	$ -	$ -
Beginning cash	$ -	$ 239.8	$ -	$ 75,669.1	$ 83,560.2	$ 6.4	$ -	$ 14,567.4	$ -
Net cash flow	-	-	-	16,665.9	-	-	-	-	-
MOR Part 1.d. Cash Balance	$ -	$ 239.8	$ -	$ 92,335.0	$ 83,560.2	$ 6.4	$ -	$ 14,567.4	$ -

Note 1: Actual receipts and disbursements for May 1 and May 2 were reported in the Debtors' April 2026 Monthly Operating Reports.

Page 6 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 13 of 33

MOR-1

QVC Group, Inc., et al.
Receipts and Disbursements - USD 000's
May 3 through May 31, 2026 [1]

CASE NUMBER:	26-90500	26-90501	26-90502	26-90503	26-90504	26-90505	26-90506	26-90507	26-90508
DEBTOR ENTITY:	QVC Delaware LLC	QVC, Inc.	QVC GCH Company, LLC	QVC Global Corporate Holdings, LLC	QVC Vendor Development, Inc.	QVC Global DDGS, Inc.	QVC Suffolk, LLC	QVC Global Holdings I, Inc.	QVC St. Lucie, Inc.
Customer receipts	$ -	$ 315,028.5	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other receipts	-	10,769.6	-	-	-	-	-	-	-
Total Receipts	-	325,798.1	-	-	-	-	-	-	-
Operating Disbursements									
Merchandise	$ -	$ (164,136.4)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Freight	-	(42,107.1)	-	-	-	-	-	-	-
Payroll, Benefits, and Bonus	-	(39,726.1)	-	-	-	-	-	-	-
Rent	-	(93.2)	-	-	-	-	-	-	-
Marketing	-	(20,201.5)	-	-	-	-	-	-	-
Software	-	(12,926.8)	-	-	-	-	-	-	-
Other	-	(36,442.1)	-	-	-	-	-	-	-
Tax	-	(17,048.2)	-	-	-	-	-	-	-
Total Operating Disbursements	-	(332,681.5)	-	-	-	-	-	-	-
Other Disbursements									
Professional fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Severance	-	-	-	-	-	-	-	-	-
CAPEX	-	-	-	-	-	-	-	-	-
Other Disbursements	-	(1,114.9)	-	-	-	-	-	-	-
Total Disbursements	-	(333,796.4)	-	-	-	-	-	-	-
NET CASH FLOW	$ -	$ (7,998.3)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Beginning cash	$ 5.4	$ 338,095.1	$ -	$ 379.4	$ 234.3	$ -	$ 14.6	$ 344.5	$ -
Net cash flow	-	(7,998.3)	-	-	-	-	-	-	-
MOR Part 1.d. Cash Balance	$ 5.4	$ 330,096.8	$ -	$ 379.4	$ 234.3	$ -	$ 14.6	$ 344.5	$ -

Note 1: Actual receipts and disbursements for May 1 and May 2 were reported in the Debtors' April 2026 Monthly Operating Reports.

Page 7 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 14 of 33

MOR-1

QVC Group, Inc., et al.
Receipts and Disbursements - USD 000's
May 3 through May 31, 2026 [1]

CASE NUMBER:	26-90509	26-90510	26-90511	26-90512	26-90513	26-90514	26-90515	26-90516	26-90517
DEBTOR ENTITY:	QVC Global Markets SARL	QVC Shop International, Inc.	QVC HK Holdings, LLC	QVC Rocky Mount, Inc.	QVC India, Ltd.	QVC Realty LLC	QVC Italy Holdings, LLC	QVC Ontario, LLC	QVC Japan Services, LLC
Customer receipts	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other receipts	-	-	-	-	-	-	-	-	-
Total Receipts	-	-	-	-	-	-	-	-	-
Operating Disbursements									
Merchandise	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Freight	-	-	-	-	-	-	-	-	-
Payroll, Benefits, and Bonus	-	-	-	-	-	-	-	-	-
Rent	-	-	-	-	-	-	-	-	-
Marketing	-	-	-	-	-	-	-	-	-
Software	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-
Tax	-	-	-	-	-	-	-	-	-
Total Operating Disbursements	-	-	-	-	-	-	-	-	-
Other Disbursements									
Professional fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Severance	-	-	-	-	-	-	-	-	-
CAPEX	-	-	-	-	-	-	-	-	-
Other Disbursements	-	-	-	-	-	-	-	-	-
Total Disbursements	-	-	-	-	-	-	-	-	-
NET CASH FLOW	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Beginning cash	$ 8.5	$ 163.9	$ 323.5	$ -	$ -	$ 6.1	$ 395.5	$ 2.0	$ -
Net cash flow	-	-	-	-	-	-	-	-	-
MOR Part 1.d. Cash Balance	$ 8.5	$ 163.9	$ 323.5	$ -	$ -	$ 6.1	$ 395.5	$ 2.0	$ -

Note 1: Actual receipts and disbursements for May 1 and May 2 were reported in the Debtors' April 2026 Monthly Operating Reports.

Page 8 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 15 of 33

MOR-1

QVC Group, Inc., et al.
Receipts and Disbursements - USD 000's
May 3 through May 31, 2026 [1]

CASE NUMBER:	26-90518	26-90519
DEBTOR ENTITY:	QVC Northeast, LLC	QVC Ontario Holdings, LLC
Customer receipts	$ -	$ -
Other receipts	-	-
Total Receipts	-	-
Operating Disbursements		
Merchandise	$ -	$ -
Freight	-	-
Payroll, Benefits, and Bonus	-	-
Rent	-	-
Marketing	-	-
Software	-	-
Other	-	-
Tax	-	-
Total Operating Disbursements	-	-
Other Disbursements		
Professional fees	$ -	$ -
Severance	-	-
CAPEX	-	-
Other Disbursements	-	-
Total Disbursements	-	-
NET CASH FLOW	$ -	$ -
Beginning cash	$ -	$ -
Net cash flow	-	-
MOR Part 1.d. Cash Balance	$ -	$ -

Note 1: Actual receipts and disbursements for May 1 and May 2 were reported in the Debtors' April 2026 Monthly Operating Reports.

Page 9 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 16 of 33

MOR-2

QVC Group, Inc., et al.

Debtor Balance Sheets - USD 000's

As of May 31, 2026

CASE NUMBER:	26-90447	26-90446	26-90448	26-90449	26-90450	26-90451	26-90452	26-90453	26-90454
DEBTOR ENTITY:	QVC Group, Inc.	QVC San Antonio, LLC	Affiliate Distribution & Mktg., Inc.	Affiliate Investment, Inc.	Affiliate Relations Holdings, Inc.	AMI 2, Inc.	Ballard Designs, Inc.	Cinmar, LLC	Contract Décor, Inc.
ASSETS									
Cash and cash equivalents	$ 171,761.7	$ -	$ 11,924.9	$ 66,209.4	$ 48,896.1	$ 252.3	$ (104.6)	$ -	$ -
Net trade and other receivables	364.3	5.7	(42.3)	-	2.3	-	5,834.1	47.3	(0.0)
Inventories	-	-	-	-	-	-	31,559.8	61,353.2	-
Other Current Assets	1,051.7	-	692.1	-	4,102.9	-	3,719.2	330.6	-
Total current assets	173,177.6	5.7	12,574.7	66,209.4	53,001.4	252.3	41,008.5	61,731.1	(0.0)
Net property and equipment	-	-	-	-	-	-	$ 41,363.2	409.3	-
Intangible assets	-	-	-	-	24,865.9	-	3,103.5	9,918.5	-
Operating lease right-of-use assets	-	-	-	-	-	-	-	-	-
Other assets	126,075.1	-	4,000.0	(923,260.8)	337,500.0	(1,512,778.1)	28,512.1	-	-
Total assets	$ 299,252.7	$ 5.7	$ 16,574.7	$ (857,051.3)	$ 415,367.2	$ (1,512,525.8)	$ 113,987.4	$ 72,058.8	$ (0.0)
LIABILITIES AND EQUITY									
Liabilities									
Accounts payable	$ 203.4	$ (2.6)	$ 2,508.0	$ -	$ (0.6)	$ -	$ 8,526.1	$ 13,856.7	$ -
Accrued liabilities	1,090.8	36,359.3	8,745.9	170.2	12,279.5	74.2	23,556.8	5,774.0	0.0
Current portion of debt	-	-	-	-	-	-	-	-	-
Other current liabilities	2,165.2	25,513.2	(4,992.2)	(112,971.2)	5,868.5	(437.3)	-	-	-
Total current liabilities	3,459.5	61,869.9	6,261.7	(112,800.9)	18,147.4	(363.1)	32,083.0	19,630.7	0.0
Long-term debt	-	-	-	-	-	-	-	-	-
Deferred income tax liabilities	9,544.1	-	55.3	-	1,056.7	-	-	-	-
Preferred stock	1,404,199.5	-	-	-	-	-	-	-	-
Operating lease liabilities	-	-	-	-	-	-	-	-	-
Other liabilities	865.0	-	-	-	-	-	(91,467.7)	(128,297.4)	(3,088.1)
Total liabilities	1,418,068.1	61,869.9	6,316.9	(112,800.9)	19,204.1	(363.1)	(59,384.7)	(108,666.7)	(3,088.1)
Equity									
Common stock	80.9	-	-	-	-	-	-	-	-
Additional paid-in capital	4,457,332.6	(228,479.0)	2,000.0	1,398,095.0	1,155,761.6	200,359.6	-	-	-
Net accumulated other comprehensive earnings (loss)	-	(51,826.2)	-	(5,785.1)	-	33.2	-	-	-
Retained earnings	(5,576,229.0)	218,440.9	8,257.8	(2,136,560.3)	(759,598.5)	(1,712,555.4)	173,372.1	180,725.5	3,088.1
Noncontrolling interests in equity of subsidiaries	-	-	-	-	-	-	-	-	-
Total equity	(1,118,815.4)	(61,864.2)	10,257.8	(744,250.4)	396,163.1	(1,512,162.6)	173,372.1	180,725.5	3,088.1
Total liabilities and equity	$ 299,252.7	$ 5.7	$ 16,574.7	$ (857,051.3)	$ 415,367.2	$ (1,512,525.8)	$ 113,987.4	$ 72,058.8	$ -

Page 10 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 17 of 33

MOR-2

QVC Group, Inc., et al.
Debtor Balance Sheets - USD 000's
As of May 31, 2026

CASE NUMBER:	26-90455	26-90456	26-90457	26-90458	26-90459	26-90460	26-90461	26-90462	26-90463
DEBTOR ENTITY:	Cornerstone Brands, Inc.	Cornerstone Shared Services, LLC	Diamonique Canada Holdings, Inc.	DMS DE, Inc.	ER Development International, Inc.	ER Marks, Inc.	FrontGate Marketing, Inc.	Garnet Hill, Inc.	GC Marks, Inc.
ASSETS									
Cash and cash equivalents	$ 89,616.2	$ (0.2)	$ -	$ -	$ -	$ 87,099.8	$ (165.9)	$ (271.5)	$ 221.8
Net trade and other receivables	2,403.4	1,730.8	-	-	(0.9)	-	9,768.7	1,779.2	(5.0)
Inventories	-	14,833.0	-	-	-	-	-	22,813.3	-
Other Current Assets	11,626.1	1,691.9	-	-	-	-	3,854.4	3,632.9	-
Total current assets	103,645.7	18,255.5	-	-	(0.9)	87,099.8	13,457.1	27,953.9	216.8
Net property and equipment	3.0	41,645.8	-	-	-	-	13,834.0	4,911.4	-
Intangible assets	519.9	15,310.4	-	-	-	699,764.8	-	5,033.0	-
Operating lease right-of-use assets	-	-	-	-	-	-	-	-	-
Other assets	875.0	66,624.0	-	(11,035.0)	-	753,765.0	7,008.4	3,340.8	300.0
Total assets	$ 105,043.6	$ 141,835.7	$ -	$ (11,035.0)	$ (0.9)	$ 1,540,629.6	$ 34,299.5	$ 41,239.2	$ 516.8
LIABILITIES AND EQUITY									
Liabilities									
Accounts payable	$ 4,252.1	$ 3,172.1	$ -	$ -	$ -	$ -	$ 366.7	$ 4,144.6	$ -
Accrued liabilities	7,369.7	12,126.9	-	-	512.0	293.1	23,317.6	8,367.6	-
Current portion of debt	-	-	-	-	-	-	-	-	-
Other current liabilities	1,182.4	-	-	-	(6,543.0)	(43,412.8)	-	-	-
Total current liabilities	12,804.1	15,299.0	-	-	(6,031.0)	(43,119.7)	23,684.3	12,512.3	-
Long-term debt	-	-	-	-	-	-	-	-	-
Deferred income tax liabilities	(10,684.7)	-	-	-	-	165,381.1	-	-	-
Preferred stock	-	-	-	-	-	-	-	-	-
Operating lease liabilities	-	-	-	-	-	-	-	-	-
Other liabilities	502,353.0	248,360.5	-	-	-	-	(85,097.9)	(112,209.7)	-
Total liabilities	504,472.5	263,659.4	-	-	(6,031.0)	122,261.4	(61,413.5)	(99,697.4)	-
Equity									
Common stock	-	-	-	-	-	-	-	-	-
Additional paid-in capital	12,944.4	-	-	1,551.7	406.8	2,135,526.2	-	-	20.0
Net accumulated other comprehensive earnings (loss)	-	-	-	-	-	-	-	-	-
Retained earnings	(412,373.3)	(121,823.7)	-	(12,586.7)	5,623.3	(717,157.9)	95,713.1	140,936.6	496.8
Noncontrolling interests in equity of subsidiaries	-	-	-	-	-	-	-	-	-
Total equity	(399,428.9)	(121,823.7)	-	(11,035.0)	6,030.1	1,418,368.2	95,713.1	140,936.6	516.8
Total liabilities and equity	$ 105,043.6	$ 141,835.7	$ -	$ (11,035.0)	$ (0.9)	$ 1,540,629.6	$ 34,299.5	$ 41,239.2	$ 516.8

Page 11 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 18 of 33

MOR-2

QVC Group, Inc., et al.
Debtor Balance Sheets - USD 000's
As of May 31, 2026

CASE NUMBER:	26-90464	26-90465	26-90466	26-90467	26-90468	26-90469	26-90470	26-90471	26-90472
DEBTOR ENTITY:	Home Shopping Network En Español, L.L.C.	Home Shopping Network En Español, L.P.	HSN Catalog Services, Inc.	HSN Holding LLC	HSN Improvements, LLC	HSN, Inc.	HSNi, LLC	IC Marks, Inc.	Ingenious Designs LLC
ASSETS									
Cash and cash equivalents	$ 0.1	$ -	$ -	$ -	$ -	$ 40,067.3	$ 37,275.6	$ 374.0	$ -
Net trade and other receivables	-	-	-	-	-	70.9	80,274.6	-	-
Inventories	-	-	-	-	-	-	248.4	-	-
Other Current Assets	-	-	-	-	-	4,049.8	8,812.4	-	-
Total current assets	0.1	-	-	-	-	44,187.9	126,611.0	374.0	-
Net property and equipment	-	-	-	-	-	863.9	8,773.1	-	-
Intangible assets	-	-	-	110,000.0	-	32,640.3	29,031.4	-	-
Operating lease right-of-use assets	-	-	-	-	-	-	30,113.1	-	-
Other assets	(25,871.4)	-	-	-	-	47,970.1	70,876.1	1,500.0	-
Total assets	$ (25,871.3)	$ -	$ -	$ 110,000.0	$ -	$ 125,662.3	$ 265,404.6	$ 1,874.0	$ -
LIABILITIES AND EQUITY									
Liabilities									
Accounts payable	$ -	$ -	$ -	$ -	$ -	$ 1,702.3	$ 10,099.4	$ -	$ -
Accrued liabilities	-	-	-	24.6	-	7,620.2	39,414.9	-	-
Current portion of debt	-	-	-	-	-	-	1,032.6	-	-
Other current liabilities	4.2	-	-	(478,442.7)	-	1,365,019.5	(1,451,595.3)	(21.9)	20,556.8
Total current liabilities	4.2	-	-	(478,418.1)	-	1,374,342.0	(1,401,048.4)	(21.9)	20,556.8
Long-term debt	-	-	-	-	-	-	395.0	-	-
Deferred income tax liabilities	-	-	-	-	-	9,495.2	0.0	-	-
Preferred stock	-	-	-	-	-	-	-	-	-
Operating lease liabilities	-	-	-	-	-	-	32,453.0	-	-
Other liabilities	-	-	-	-	-	1,693.6	3,316.2	-	-
Total liabilities	4.2	-	-	(478,418.1)	-	1,385,530.8	(1,364,884.2)	(21.9)	20,556.8
Equity									
Common stock	-	-	-	-	-	-	-	-	-
Additional paid-in capital	(24,611.9)	-	-	-	-	1,939,417.3	(37,161.8)	125.0	-
Net accumulated other comprehensive earnings (loss)	-	-	-	-	-	-	-	-	-
Retained earnings	(1,263.7)	-	-	588,418.1	-	(3,199,285.9)	1,667,450.7	1,770.9	(20,556.8)
Noncontrolling interests in equity of subsidiaries	-	-	-	-	-	-	-	-	-
Total equity	(25,875.5)	-	-	588,418.1	-	(1,259,868.5)	1,630,288.9	1,895.9	(20,556.8)
Total liabilities and equity	$ (25,871.3)	$ -	$ -	$ 110,000.0	$ -	$ 125,662.3	$ 265,404.6	$ 1,874.0	$ -

Page 12 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 19 of 33

MOR-2

QVC Group, Inc., et al.
Debtor Balance Sheets - USD 000's
As of May 31, 2026

CASE NUMBER:	26-90473	26-90474	26-90475	26-90476	26-90477	26-90478	26-90479	26-90480	26-90481
DEBTOR ENTITY:	**Innovative Retailing, Inc.**	**Liberty Acorns, LLC**	**Liberty Quid, LLC**	**Liberty QVC Holding, LLC**	**Liberty Solar Energy LLC**	**Liberty USA Holdings, LLC**	**LIC Britco, LLC**	**LIC Israel Investment, LLC**	**Live Shop Ventures, LLC**
ASSETS									
Cash and cash equivalents	$ 283.4	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 9.0
Net trade and other receivables	-	-	-	-	-	-	-	-	-
Inventories	-	-	-	-	-	-	-	-	-
Other Current Assets	-	-	-	-	-	-	-	-	81.0
Total current assets	283.4	-	-	-	-	-	-	-	90.0
Net property and equipment	-	-	-	-	-	-	-	-	82.1
Intangible assets	-	-	-	-	-	-	-	-	-
Operating lease right-of-use assets	-	-	-	-	-	-	-	-	951.0
Other assets	-	1,712.8	0.0	-	-	97,298.6	0.0	(4,729.0)	-
Total assets	$ 283.4	$ 1,712.8	$ 0.0	$ -	$ -	$ 97,298.6	$ 0.0	$ (4,729.0)	$ 1,123.0
LIABILITIES AND EQUITY									
Liabilities									
Accounts payable	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 0.2	$ 65.1
Accrued liabilities	-	-	-	-	-	(313,378.5)	-	-	2,739.7
Current portion of debt	-	-	-	-	-	-	-	-	-
Other current liabilities	(2,971.4)	-	-	(12,674.1)	-	-	-	-	46,111.4
Total current liabilities	(2,971.4)	-	-	(12,674.1)	-	(313,378.5)	-	0.2	48,916.3
Long-term debt	-	-	-	-	-	-	-	-	-
Deferred income tax liabilities	-	-	-	(9,445.0)	-	-	-	-	-
Preferred stock	-	-	-	-	-	-	-	-	-
Operating lease liabilities	-	-	-	-	-	-	-	-	239.4
Other liabilities	-	-	-	-	-	-	-	-	-
Total liabilities	(2,971.4)	-	-	(22,119.1)	-	(313,378.5)	-	0.2	49,155.6
Equity									
Common stock	-	-	-	-	-	-	-	-	-
Additional paid-in capital	2,976.8	1,002.2	24,913.0	1,394,750.2	(177,395.4)	(2,469,904.0)	5,589.6	100.3	-
Net accumulated other comprehensive earnings (loss)	-	-	-	(36,099.6)	-	-	-	-	-
Retained earnings	278.0	710.7	(24,913.0)	(1,336,531.5)	177,395.4	2,880,581.2	(5,589.6)	(4,829.4)	(48,032.6)
Noncontrolling interests in equity of subsidiaries	-	-	-	-	-	-	-	-	-
Total equity	3,254.8	1,712.8	0.0	22,119.1	-	410,677.2	0.0	(4,729.1)	(48,032.6)
Total liabilities and equity	$ 283.4	$ 1,712.8	$ 0.0	$ -	$ -	$ 97,298.6	$ 0.0	$ (4,729.0)	$ 1,123.0

Page 13 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 20 of 33

MOR-2

QVC Group, Inc., et al.
Debtor Balance Sheets - USD 000's
As of May 31, 2026

CASE NUMBER:	26-90482	26-90483	26-90484	26-90485	26-90486	26-90487	26-90488	26-90489	26-90490
DEBTOR ENTITY:	NLG Merger Corp.	NSTBC, Inc.	QC Marks, Inc.	QHealth, Inc.	QLocal, Inc.	Qurate Digital Ventures, LLC	Qurate Retail Group, Inc.	Ventana Television, Inc.	QVC Chesapeake, LLC
ASSETS									
Cash and cash equivalents	$ -	$ 6,948.1	$ 16,774.3	$ 2,780.4	$ (12.0)	$ 9.4	$ -	$ (92.2)	$ (0.1)
Net trade and other receivables	-	-	489.7	-	-	-	-	-	7.6
Inventories	-	-	-	-	-	-	-	-	-
Other Current Assets	-	-	-	-	-	-	-	33.0	-
Total current assets	-	6,948.1	17,264.0	2,780.4	(12.0)	9.4	-	(59.1)	7.5
Net property and equipment	-	-	-	-	-	-	-	328.3	-
Intangible assets	-	-	-	0.0	-	-	-	9.5	-
Operating lease right-of-use assets	-	-	-	-	-	-	-	431.5	-
Other assets	-	10,000.0	32,628.4	-	-	-	(0.0)	2.5	6,233.5
Total assets	$ -	$ 16,948.1	$ 49,892.4	$ 2,780.4	$ (12.0)	$ 9.4	$ (0.0)	$ 712.8	$ 6,241.0
LIABILITIES AND EQUITY									
Liabilities									
Accounts payable	$ -	$ -	$ -	$ -	$ 6.7	$ 0.1	$ -	$ 6.4	$ 1,764.8
Accrued liabilities	-	-	-	(0.0)	4,088.1	264.4	(0.0)	(1.3)	40,727.8
Current portion of debt	-	-	-	-	-	-	-	-	-
Other current liabilities	-	3,240.0	9,782.2	4,800.3	(80,557.4)	7,957.5	-	2,331.6	90,502.3
Total current liabilities	-	3,240.0	9,782.2	4,800.3	(76,462.6)	8,221.9	(0.0)	2,336.7	132,994.9
Long-term debt	-	-	-	-	-	-	-	-	-
Deferred income tax liabilities	-	-	-	149.4	(211.3)	-	-	-	-
Preferred stock	-	-	-	-	-	-	-	-	-
Operating lease liabilities	-	-	-	-	-	-	-	202.7	-
Other liabilities	-	-	-	-	-	-	-	-	(805.0)
Total liabilities	-	3,240.0	9,782.2	4,949.7	(76,673.9)	8,221.9	(0.0)	2,539.4	132,189.9
Equity									
Common stock	-	-	-	-	-	-	-	-	-
Additional paid-in capital	-	115.0	10.0	451.0	-	-	(17,307,657.5)	-	1,714.0
Net accumulated other comprehensive earnings (loss)	-	-	-	-	-	-	-	-	(0.8)
Retained earnings	-	13,593.1	40,100.2	(2,620.3)	76,662.0	(8,212.5)	17,307,657.5	(1,826.6)	(127,662.1)
Noncontrolling interests in equity of subsidiaries	-	-	-	-	-	-	-	-	-
Total equity	-	13,708.1	40,110.2	(2,169.3)	76,662.0	(8,212.5)	0.0	(1,826.6)	(125,948.9)
Total liabilities and equity	$ -	$ 16,948.1	$ 49,892.4	$ 2,780.4	$ (12.0)	$ 9.4	$ (0.0)	$ 712.8	$ 6,241.0

Page 14 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 21 of 33

MOR-2

QVC Group, Inc., et al.
Debtor Balance Sheets - USD 000's
As of May 31, 2026

CASE NUMBER:	26-90491	26-90492	26-90493	26-90494	26-90495	26-90496	26-90497	26-90498	26-90499
DEBTOR ENTITY:	Ventana Television Holdings, Inc.	QVC China, Inc	The Cornerstone Holdings Group, Inc.	The Cornerstone Brands Group, Inc.	Liberty Interactive LLC	Streaming Commerce Ventures, LLC	QRI Cornerstone, Inc.	QVC Delaware Holdings, Inc.	Shopping Holdings, LLC
ASSETS									
Cash and cash equivalents	$ -	$ 235.2	$ -	$ -	$ 83,797.7	$ 6.4	$ -	$ 14,563.4	$ -
Net trade and other receivables	-	-	-	-	11,442.1	-	-	-	-
Inventories	-	-	-	-	-	-	-	-	-
Other Current Assets	-	-	-	-	(3,406.4)	(0.0)	-	-	-
Total current assets	-	235.2	-	-	91,833.5	6.4	-	14,563.4	-
Net property and equipment	-	15.2	-	-	-	-	-	-	-
Intangible assets	-	-	-	-	-	-	-	-	-
Operating lease right-of-use assets	-	-	-	-	-	-	-	-	-
Other assets	-	-	-	-	(1,728,144.9)	(5.0)	-	58,007.7	-
Total assets	$ -	$ 250.4	$ -	$ -	$ (1,636,311.4)	$ 1.4	$ -	$ 72,571.1	$ -
LIABILITIES AND EQUITY									
Liabilities									
Accounts payable	$ -	$ 0.0	$ -	$ -	$ -	$ 15.5	$ -	$ -	$ -
Accrued liabilities	-	0.3	-	-	346,052.0	(0.0)	-	11.4	-
Current portion of debt	-	-	-	-	1,484,547.1	-	-	-	-
Other current liabilities	-	32,344.6	-	-	(4,288.9)	1,458.6	-	(1,099,596.2)	-
Total current liabilities	-	32,344.9	-	-	1,826,310.1	1,474.0	-	(1,099,584.8)	-
Long-term debt	-	-	-	-	-	-	-	-	-
Deferred income tax liabilities	-	-	-	-	835,026.4	-	-	-	-
Preferred stock	-	-	-	-	-	-	-	-	-
Operating lease liabilities	-	-	-	-	-	-	-	-	-
Other liabilities	-	-	-	-	-	-	-	-	-
Total liabilities	-	32,344.9	-	-	2,661,336.6	1,474.0	-	(1,099,584.8)	-
Equity									
Common stock	-	-	-	-	-	-	-	-	-
Additional paid-in capital	-	-	-	-	3,389,449.1	-	-	1,119,957.6	-
Net accumulated other comprehensive earnings (loss)	-	(437.5)	-	-	(1,715.6)	-	-	-	-
Retained earnings	-	(31,657.1)	-	-	(7,695,466.4)	(1,472.7)	-	52,198.3	-
Noncontrolling interests in equity of subsidiaries	-	-	-	-	10,084.9	-	-	-	-
Total equity	-	(32,094.5)	-	-	(4,297,648.0)	(1,472.7)	-	1,172,155.9	-
Total liabilities and equity	$ -	$ 250.4	$ -	$ -	$ (1,636,311.4)	$ 1.4	$ -	$ 72,571.1	$ -

Page 15 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 22 of 33

MOR-2

QVC Group, Inc., et al.
Debtor Balance Sheets - USD 000's
As of May 31, 2026

CASE NUMBER:	26-90500	26-90501	26-90502	26-90503	26-90504	26-90505	26-90506	26-90507	26-90508
DEBTOR ENTITY:	QVC Delaware LLC	QVC, Inc.	QVC GCH Company, LLC	QVC Global Corporate Holdings, LLC	QVC Vendor Development, Inc.	QVC Global DDGS, Inc.	QVC Suffolk, LLC	QVC Global Holdings I, Inc.	QVC St. Lucie, Inc.
ASSETS									
Cash and cash equivalents	$ -	$ 742,918.3	$ -	$ 379.4	$ 234.1	$ 2,003.7	$ 4.7	$ 344.5	$ -
Net trade and other receivables	-	416,004.9	-	-	-	0.9	1.2	-	-
Inventories	-	609,178.9	-	-	-	-	-	-	-
Other Current Assets	-	99,440.4	-	-	-	79.7	513.4	3,572.8	-
Total current assets	-	1,867,542.4	-	379.4	234.1	2,084.3	519.3	3,917.3	-
Net property and equipment	-	95,557.4	-	-	-	130.9	3,840.5	-	-
Intangible assets	-	511,698.3	-	-	-	3.5	453.2	-	-
Operating lease right-of-use assets	-	131,357.3	-	-	-	677.9	34,267.0	-	-
Other assets	-	(462,245.6)	(75,837.0)	(410,432.0)	5,950.0	243.9	103,452.0	(1,687,884.0)	-
Total assets	$ -	$ 2,143,909.8	$ (75,837.0)	$ (410,052.6)	$ 6,184.1	$ 3,140.6	$ 142,532.1	$ (1,683,966.7)	$ -
LIABILITIES AND EQUITY									
Liabilities									
Accounts payable	$ -	$ 351,472.8	$ -	$ -	$ -	$ 519.9	$ 488.9	$ -	$ -
Accrued liabilities	-	55,144.0	-	-	-	273.5	39,358.4	35.8	(14.1)
Current portion of debt	-	5,046,391.0	-			-	-	-	-
Other current liabilities	(18.2)	(2,648,916.9)	(7,319.3)	6,648.1	(545.9)	334.3	128,052.5	1,257,011.0	(33,562.3)
Total current liabilities	(18.2)	2,804,090.8	(7,319.3)	6,648.1	(545.9)	1,127.7	167,899.8	1,257,046.8	(33,576.5)
Long-term debt	-	-	-	-	-	-	-	-	-
Deferred income tax liabilities	-	45,540.5	-	-	-	-	-	(14,226.2)	80.9
Preferred stock	-	-	-	-	-	-	-	-	-
Operating lease liabilities	-	136,067.3	-	-	-	44.4	31,134.6	-	-
Other liabilities	-	5,878.7	-	-	-	-	1,385.6	-	(350.4)
Total liabilities	(18.2)	2,991,577.4	(7,319.3)	6,648.1	(545.9)	1,172.2	200,420.1	1,242,820.6	(33,845.9)
Equity									
Common stock	-	-	-	-	-	-	-	-	-
Additional paid-in capital	-	13,604,051.4	(53,586.8)	1,444,037.1	10.0	1,300.0	7,248.3	548,231.3	2,246.7
Net accumulated other comprehensive earnings (loss)	1.1	48,369.2	(332.1)	(3,747.2)	-	131.5	-	(9,100.6)	-
Retained earnings	17.1	(14,500,088.2)	(14,598.8)	(1,856,990.7)	6,720.0	537.0	(65,136.2)	(3,465,918.1)	31,599.2
Noncontrolling interests in equity of subsidiaries	-	-	-	-	-	-	-	-	-
Total equity	18.2	(847,667.6)	(68,517.7)	(416,700.7)	6,730.0	1,968.5	(57,887.9)	(2,926,787.4)	33,845.9
Total liabilities and equity	$ -	$ 2,143,909.8	$ (75,837.0)	$ (410,052.6)	$ 6,184.1	$ 3,140.6	$ 142,532.1	$ (1,683,966.7)	$ -

Page 16 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 23 of 33

MOR-2

QVC Group, Inc., et al.
Debtor Balance Sheets - USD 000's
As of May 31, 2026

CASE NUMBER:	26-90509	26-90510	26-90511	26-90512	26-90513	26-90514	26-90515	26-90516	26-90517
DEBTOR ENTITY:	QVC Global Markets SARL	QVC Shop International, Inc.	QVC HK Holdings, LLC	QVC Rocky Mount, Inc.	QVC India, Ltd.	QVC Realty LLC	QVC Italy Holdings, LLC	QVC Ontario, LLC	QVC Japan Services, LLC
ASSETS									
Cash and cash equivalents	$ 0.6	$ 163.9	$ 323.5	$ (2.9)	$ 0.0	$ -	$ 390.3	$ 2.0	$ -
Net trade and other receivables	-	-	(0.0)	0.1	-	-	-	-	-
Inventories	-	-	-	-	-	-	-	-	-
Other Current Assets	-	-	-	-	-	-	-	95.1	-
Total current assets	0.6	163.9	323.5	(2.8)	0.0	-	390.3	97.1	-
Net property and equipment	-	-	-	-	-	-	-	109.7	-
Intangible assets	-	-	-	-	-	-	-	-	-
Operating lease right-of-use assets	-	-	-	-	-	-	-	51,910.1	-
Other assets	(1,443,704.5)	-	(13,735.9)	-	-	59,107.4	223,188.3	249,746.9	-
Total assets	$ (1,443,703.9)	$ 163.9	$ (13,412.4)	$ (2.8)	$ 0.0	$ 59,107.4	$ 223,578.6	$ 301,863.8	$ -
LIABILITIES AND EQUITY									
Liabilities									
Accounts payable	$ -	$ -	$ (2.0)	$ (166.5)	$ -	$ -	$ -	$ -	$ -
Accrued liabilities	(5.6)	-	332.9	32,795.9	9.0	-	-	-	-
Current portion of debt	-	-	-	-	-	-	-	-	-
Other current liabilities	6,256.6	10.6	28.1	(228,598.1)	224.0	(23,112.1)	84,138.4	23,195.7	(19,619.7)
Total current liabilities	6,251.0	10.6	359.1	(195,968.7)	233.1	(23,112.1)	84,138.4	23,195.7	(19,619.7)
Long-term debt	-	-	-	-	-	-	-	-	-
Deferred income tax liabilities	-	-	-	-	8.1	-	-	-	-
Preferred stock	-	-	-	-	-	-	-	-	-
Operating lease liabilities	-	-	-	-	-	-	-	50,321.7	-
Other liabilities	-	-	-	-	-	-	-	2,051.8	-
Total liabilities	6,251.0	10.6	359.1	(195,968.7)	241.2	(23,112.1)	84,138.4	75,569.3	(19,619.7)
Equity									
Common stock	-	-	-	-	-	-	-	-	-
Additional paid-in capital	(1,364,112.7)	-	55,875.0	21,500.6	1,330.7	59,107.4	130,044.0	2.0	-
Net accumulated other comprehensive earnings (loss)	-	-	1.0	-	176.5	892.0	(10,389.1)	-	4,246.2
Retained earnings	(85,842.2)	153.3	(69,647.5)	174,465.3	(1,748.3)	22,220.1	19,785.4	226,292.5	15,373.5
Noncontrolling interests in equity of subsidiaries	-	-	-	-	-	-	-	-	-
Total equity	(1,449,954.9)	153.3	(13,771.5)	195,965.9	(241.2)	82,219.5	139,440.2	226,294.5	19,619.7
Total liabilities and equity	$ (1,443,703.9)	$ 163.9	$ (13,412.4)	$ (2.8)	$ 0.0	$ 59,107.4	$ 223,578.6	$ 301,863.8	$ -

Page 17 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 24 of 33

MOR-2

QVC Group, Inc., et al.
Debtor Balance Sheets - USD 000's
As of May 31, 2026

CASE NUMBER:	**26-90518**	**26-90519**
DEBTOR ENTITY:	**QVC Northeast, LLC**	**QVC Ontario Holdings, LLC**
ASSETS		
Cash and cash equivalents	$ -	$ -
Net trade and other receivables	-	-
Inventories	-	-
Other Current Assets	429.8	-
Total current assets	429.8	-
Net property and equipment	44,450.4	-
Intangible assets	-	-
Operating lease right-of-use assets	93,191.8	-
Other assets	-	-
Total assets	$ 138,072.0	$ -
LIABILITIES AND EQUITY		
Liabilities		
Accounts payable	$ (350.5)	$ -
Accrued liabilities	33.1	-
Current portion of debt	-	-
Other current liabilities	229,433.3	-
Total current liabilities	229,115.9	-
Long-term debt	-	-
Deferred income tax liabilities	-	-
Preferred stock	-	-
Operating lease liabilities	81,883.4	-
Other liabilities	2,583.5	-
Total liabilities	313,582.7	-
Equity		
Common stock	-	-
Additional paid-in capital	-	-
Net accumulated other comprehensive earnings (loss)	-	-
Retained earnings	(175,510.7)	-
Noncontrolling interests in equity of subsidiaries	-	-
Total equity	(175,510.7)	-
Total liabilities and equity	$ 138,072.0	$ -

Page 18 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 25 of 33

MOR-3

QVC Group, Inc., et al.
Debtor Income Statements - USD 000's
May 1 through May 31, 2026

CASE NUMBER:	26-90447	26-90446	26-90448	26-90449	26-90450	26-90451	26-90452	26-90453	26-90454
DEBTOR ENTITY:	QVC Group, Inc.	QVC San Antonio, LLC	Affiliate Distribution & Mktg., Inc.	Affiliate Investment, Inc.	Affiliate Relations Holdings, Inc.	AMI 2, Inc.	Ballard Designs, Inc.	Cinmar, LLC	Contract Décor, Inc.
Net sales	$ -	$ -	$ -	$ -	$ -	$ -	$ 22,763.9	$ -	$ -
Cost of goods sold	-	-	-	-	-	-	10,119.7	(0.0)	-
Gross profit	-	-	-	-	-	-	12,644.2	0.0	-
Selling expenses	-	1,796.9	0.8	0.1	8,721.8	0.1	7,530.8	163.3	-
General and administrative expenses	2,633.1	-	2,492.4	7.3	9.8	3.2	407.1	(160.6)	-
Depreciation and amortization	-	-	-	-	2,489.3	-	525.0	-	-
Reorganization expense	15,181.3	-	-	-	-	-	-	-	-
Other expenses	-	-	(3,151.2)	1.1	(14,497.0)	0.9	-	(1,287.5)	-
Total operating expenses	17,814.4	1,796.9	(658.1)	8.5	(3,276.1)	4.2	8,462.8	(1,284.9)	-
Operating income	(17,814.4)	(1,796.9)	658.1	(8.5)	3,276.1	(4.2)	4,181.4	1,284.9	-
Net Interest Expense	(523.3)	-	-	(2,671.1)	(482.4)	(0.4)	-	-	-
Income before taxes	(17,291.1)	(1,796.9)	658.1	2,662.6	3,758.5	(3.9)	4,181.4	1,284.9	-
Total income tax expense / benefit	-	-	163.8	662.8	935.6	(1.0)	-	-	-
Net income	$ (17,291.1)	$ (1,796.9)	$ 494.2	$ 1,999.8	$ 2,822.8	$ (2.9)	$ 4,181.4	$ 1,284.9	$ -

Page 19 of 27

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 26 of 33

MOR-3

QVC Group, Inc., et al.
Debtor Income Statements - USD 000's
May 1 through May 31, 2026

CASE NUMBER:	26-90455	26-90456	26-90457	26-90458	26-90459	26-90460	26-90461	26-90462	26-90463
DEBTOR ENTITY:	Cornerstone Brands, Inc.	Cornerstone Shared Services, LLC	Diamonique Canada Holdings, Inc.	DMS DE, Inc.	ER Development International, Inc.	ER Marks, Inc.	FrontGate Marketing, Inc.	Garnet Hill, Inc.	GC Marks, Inc.
Net sales	$ -	$ -	$ -	$ -	$ -	$ -	$ 47,361.2	$ 12,195.7	$ 2.9
Cost of goods sold	(1,200.0)	11,834.9	-	-	-	-	19,041.2	4,668.4	-
Gross profit	1,200.0	(11,834.9)	-	-	-	-	28,320.0	7,527.2	2.9
Selling expenses	0.1	3,043.2	-	-	-	0.1	11,144.7	2,680.8	0.1
General and administrative expenses	1,730.5	1,827.2	-	-	-	11.3	185.5	375.1	-
Depreciation and amortization	51.6	1,203.2	-	-	-	-	123.3	38.2	-
Reorganization expense	-	-	-	-	-	-	-	-	-
Other expenses	(214.4)	(58.9)	-	-	(3.4)	(13,920.6)	1,346.5	-	-
Total operating expenses	1,567.7	6,014.7	-	-	(3.4)	(13,909.2)	12,800.0	3,094.1	0.1
Operating income	(367.7)	(17,849.6)	-	-	3.4	13,909.2	15,520.0	4,433.1	2.9
Net Interest Expense	-	-	-	-	-	(1,145.5)	-	-	-
Income before taxes	(367.7)	(17,849.6)	-	-	3.4	15,054.7	15,520.0	4,433.1	2.9
Total income tax expense / benefit	1,660.9	-	-	-	-	3,730.9	-	-	-
Net income	$ (2,028.6)	$ (17,849.6)	$ -	$ -	$ 3.4	$ 11,323.8	$ 15,520.0	$ 4,433.1	$ 2.9

Page 20 of 27

MOR-3 QVC Group, Inc., et al. Debtor Income Statements - USD 000's May 1 through May 31, 2026 CASE NUMBER: DEBTOR ENTITY: Net sales Cost of goods sold Gross profit Selling expenses General and administrative expenses Depreciation and amortization Reorganization expense Other expenses Total operating expenses Operating income Net Interest Expense Income before taxes Total income tax expense / benefit Net income 26-90464 26-90465 26-90466 26-90467 26-90468 26-90469 26-90470 26-90471 26-90472 Home Shopping Network En Español, L.L.C. Home Shopping Network En Español, L.P. HSN Catalog Services, Inc. HSN Holding LLC HSN Improvements, LLC HSN, Inc. HSNi, LLC IC Marks, Inc. Ingenious Designs LLC -$ -$ -$ -$ -$ -$ 90,937.1$ 0.0$ -$ - - - - - 104.6 60,240.1 - - - - - - - (104.6) 30,697.0 0.0 - - - - - - 161.6 8,541.4 0.1 - - - - 0.9 - 6,999.6 11,860.1 - - - - - - - 4,160.7 3,926.9 - - - - - - - - - - - - - - (2,710.1) - (0.3) 3,411.9 - - - - - (2,709.1) - 11,321.5 27,740.3 0.1 - - - - 2,709.1 - (11,426.1) 2,956.7 (0.1) - - - - - - (2,196.3) 26.4 - - - - - 2,709.1 - (9,229.8) 2,930.3 (0.1) - - - - - - (897.3) - (0.0) - -$ -$ -$ 2,709.1$ -$ (8,332.5)$ 2,930.3$ (0.1)$ -$ Page 21 of 27 Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 27 of 33

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 28 of 33

MOR-3

QVC Group, Inc., et al.
Debtor Income Statements - USD 000's
May 1 through May 31, 2026

CASE NUMBER:	26-90473	26-90474	26-90475	26-90476	26-90477	26-90478	26-90479	26-90480	26-90481
DEBTOR ENTITY:	Innovative Retailing, Inc.	Liberty Acorns, LLC	Liberty Quid, LLC	Liberty QVC Holding, LLC	Liberty Solar Energy LLC	Liberty USA Holdings, LLC	LIC Britco, LLC	LIC Israel Investment, LLC	Live Shop Ventures, LLC
Net sales	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of goods sold	-	-	-	-	-	-	-	-	-
Gross profit	-	-	-	-	-	-	-	-	-
Selling expenses	-	-	-	-	-	-	-	-	-
General and administrative expenses	-	-	-	-	-	-	-	-	78.4
Depreciation and amortization	-	-	-	-	-	-	-	-	2.6
Reorganization expense	-	-	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-	-	-
Total operating expenses	-	-	-	-	-	-	-	-	80.9
Operating income	-	-	-	-	-	-	-	-	(80.9)
Net Interest Expense	-	-	-	-	-	-	-	-	-
Income before taxes	-	-	-	-	-	-	-	-	(80.9)
Total income tax expense / benefit	-	-	-	-	-	-	-	-	-
Net income	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (80.9)

Page 22 of 27

MOR-3 QVC Group, Inc., et al. Debtor Income Statements - USD 000's May 1 through May 31, 2026 CASE NUMBER: DEBTOR ENTITY: Net sales Cost of goods sold Gross profit Selling expenses General and administrative expenses Depreciation and amortization Reorganization expense Other expenses Total operating expenses Operating income Net Interest Expense Income before taxes Total income tax expense / benefit Net income 26-90482 26-90483 26-90484 26-90485 26-90486 26-90487 26-90488 26-90489 26-90490 NLG Merger Corp. NSTBC, Inc. QC Marks, Inc. QHealth, Inc. QLocal, Inc. Qurate Digital Ventures, LLC Qurate Retail Group, Inc. Ventana Television, Inc. QVC Chesapeake, LLC -$ -$ 488.5$ -$ -$ -$ -$ -$ -$ - - - (5.4) - - - - - - - 488.5 5.4 - - - - - - 0.3 0.1 0.1 - - - (10.2) 2,756.1 - 0.7 - - 113.3 - - 27.6 - - - - - - - - 15.2 - - - - - - - - - - - (70.6) 51.1 - (392.0) - - 0.0 (34.6) - (69.7) 51.2 0.1 (278.7) - - 32.6 2,721.4 - 69.7 437.3 5.3 278.7 - - (32.6) (2,721.4) - - (45.4) - - - - - - - 69.7 482.6 5.3 278.7 - - (32.6) (2,721.4) - 17.3 120.1 1.3 69.4 - - - - -$ 52.3$ 362.5$ 4.0$ 209.3$ -$ -$ (32.6)$ (2,721.4)$ Page 23 of 27 Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 29 of 33

MOR-3 QVC Group, Inc., et al. Debtor Income Statements - USD 000's May 1 through May 31, 2026 CASE NUMBER: DEBTOR ENTITY: Net sales Cost of goods sold Gross profit Selling expenses General and administrative expenses Depreciation and amortization Reorganization expense Other expenses Total operating expenses Operating income Net Interest Expense Income before taxes Total income tax expense / benefit Net income 26-90491 26-90492 26-90493 26-90494 26-90495 26-90496 26-90497 26-90498 26-90499 Ventana Television Holdings, Inc. QVC China, Inc The Cornerstone Holdings Group, Inc. The Cornerstone Brands Group, Inc. Liberty Interactive LLC Streaming Commerce Ventures, LLC QRI Cornerstone, Inc. QVC Delaware Holdings, Inc. Shopping Holdings, LLC -$ -$ -$ -$ -$ -$ -$ -$ -$ - - - - - - - - - - - - - - - - - - - 0.0 - - - - - - - - 0.0 - - 199.3 - - 2.8 - - 0.4 - - - - - - - - - - - 1,489.0 - - - - - (10.1) - - - - - - - - (9.7) - - 1,688.3 - - 2.8 - - 9.7 - - (1,688.3) - - (2.8) - - - - - 475.5 - - (1,237.4) - - 9.7 - - (2,163.8) - - 1,234.6 - - - - - (4,629.4) - - 307.3 - -$ 9.7$ -$ -$ 2,465.7$ -$ -$ 927.3$ -$ Page 24 of 27 Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 30 of 33

Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 31 of 33

MOR-3

QVC Group, Inc., et al.
Debtor Income Statements - USD 000's
May 1 through May 31, 2026

CASE NUMBER:	26-90500	26-90501	26-90502	26-90503	26-90504	26-90505	26-90506	26-90507	26-90508
DEBTOR ENTITY:	QVC Delaware LLC	QVC, Inc.	QVC GCH Company, LLC	QVC Global Corporate Holdings, LLC	QVC Vendor Development, Inc.	QVC Global DDGS, Inc.	QVC Suffolk, LLC	QVC Global Holdings I, Inc.	QVC St. Lucie, Inc.
Net sales	$ -	$ 300,363.2	$ -	$ -	$ -	$ -	$ 1,749.7	$ -	$ -
Cost of goods sold	-	184,469.6	-	-	-	533.0	5,213.4	-	-
Gross profit	-	115,893.6	-	-	-	(533.0)	(3,463.7)	-	-
Selling expenses	-	7,358.4	-	-	0.1	0.4	1.2	-	-
General and administrative expenses	-	48,179.2	-	-	-	113.5	-	-	-
Depreciation and amortization	-	8,760.5	-	-	-	8.3	182.4	-	-
Reorganization expense	-	6,428.9	-	-	-	-	-	-	-
Other expenses	(0.0)	28,659.0	-	-	-	(706.7)	-	-	-
Total operating expenses	(0.0)	99,386.1	-	-	0.1	(584.5)	183.5	-	-
Operating income	0.0	16,507.5	-	-	(0.1)	51.4	(3,647.2)	-	-
Net Interest Expense	-	5,708.3	-	-	-	(0.0)	-	4,805.1	-
Income before taxes	0.0	10,799.3	-	-	(0.1)	51.4	(3,647.2)	(4,805.1)	-
Total income tax expense / benefit	-	1,448.6	-	-	-	(0.3)	-	(1,388.1)	-
Net income	$ 0.0	$ 9,350.7	$ -	$ -	$ (0.1)	$ 51.7	$ (3,647.2)	$ (3,417.1)	$ -

Page 25 of 27

MOR-3 QVC Group, Inc., et al. Debtor Income Statements - USD 000's May 1 through May 31, 2026 CASE NUMBER: DEBTOR ENTITY: Net sales Cost of goods sold Gross profit Selling expenses General and administrative expenses Depreciation and amortization Reorganization expense Other expenses Total operating expenses Operating income Net Interest Expense Income before taxes Total income tax expense / benefit Net income 26-90509 26-90510 26-90511 26-90512 26-90513 26-90514 26-90515 26-90516 26-90517 QVC Global Markets SARL QVC Shop International, Inc. QVC HK Holdings, LLC QVC Rocky Mount, Inc. QVC India, Ltd. QVC Realty LLC QVC Italy Holdings, LLC QVC Ontario, LLC QVC Japan Services, LLC -$ -$ -$ -$ -$ -$ -$ -$ -$ - - - 32.3 - - - 1,673.4 - - - - (32.3) - - - (1,673.4) - - - - 0.6 - - - - - 7.8 - - - - - - - - - - - - - - - 2.0 - - - - - - - - - - - - (0.1) - - - 0.8 (1,532.1) - 7.8 - (0.1) 0.6 - - 0.8 (1,530.1) - (7.8) - 0.1 (32.9) - - (0.8) (143.3) - (0.0) - - (1,212.1) - - 243.4 - - (7.8) - 0.1 1,179.3 - - (244.2) (143.3) - - - - 293.6 - 87.5 - - - (7.8)$ -$ 0.1$ 885.7$ -$ (87.5)$ (244.2)$ (143.3)$ -$ Page 26 of 27 Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 32 of 33

MOR-3 QVC Group, Inc., et al. Debtor Income Statements - USD 000's May 1 through May 31, 2026 CASE NUMBER: DEBTOR ENTITY: Net sales Cost of goods sold Gross profit Selling expenses General and administrative expenses Depreciation and amortization Reorganization expense Other expenses Total operating expenses Operating income Net Interest Expense Income before taxes Total income tax expense / benefit Net income 26-90518 26-90519 QVC Northeast, LLC QVC Ontario Holdings, LLC -$ -$ 1,401.7 - (1,401.7) - - - - - 631.2 - - - - - 631.2 - (2,032.9) - - - (2,032.9) - - - (2,032.9)$ -$ Page 27 of 27 Case 26-90447 Document 634-1 Filed in TXSB on 07/13/26 Page 33 of 33